TCW ARTIFICIAL INTELLIGENCE ETF (AIFD)

Summary Prospectus

February 28, 2026

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (“SAI”) and more recent reports to shareholders, at no cost by visiting https://tcw.com or by calling (866) 364-1383. The fund’s prospectus and SAI, both dated February 28, 2026, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

Shares of the fund are listed and traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”)

FUND SUMMARY — TCW Artificial Intelligence ETF (the “Fund”)

Investment Objective: The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses(1)

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and Service Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)	The investment advisory agreement between TCW ETF Trust (the “Trust”) and TCW Investment Management Company LLC (“TCW” or the “Adviser”) (the “Investment Advisory Agreement”) provides that the Adviser will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$242	$425	$967

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 20%. The Fund’s portfolio turnover rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to invest in the companies that the Adviser believes will benefit from the artificial intelligence, or “AI,” transformation. The public launch in 2022 of ChatGPT has transformed how people think about and use AI in all facets of their businesses, whether with new generative AI or rapidly-advancing predictive AI. The Adviser believes that the development and proliferation of more capable AI systems are expected to revolutionize all sectors of the economy. The Adviser believes that the businesses at the forefront of this transformation have the opportunity to create long-term value for investors. The Adviser expects the Fund portfolio will include companies that are using AI to transform their businesses, enabling others to do so, or providing technologies on which AI systems are built.

The Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of businesses that the Adviser has identified, through annual reports, press releases and other public statements by an issuer, as well as the Adviser’s due diligence process, as using, or as having demonstrated an intent to use, predictive or generative AI in a way that is or has the potential to deliver a material improvement in the company’s financial condition, in accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change.

Artificial intelligence refers to the development or use by a business or consumer of computer systems that perform tasks previously requiring human intelligence, including, but not limited to decision-making or audio or visual identification or perception.

When considering the potential material improvement in a company’s financial condition, the Adviser considers, among other things, the potential over the next 3-5 years for the use of AI to decrease costs and/or increase sales, improve profits or margins, improve data analyses, and expedite the research processes to accelerate product development and improve product commercialization. For example, a business may have only recently launched or be about to launch a new artificial intelligence computer system that has no immediate impact on business returns, but has the potential to positively impact the growth of the business.

The Adviser categorizes AI investment opportunities into one of three buckets: (1) AI enablers (foundational or core technology); (2) AI systems (creators of AI); and (3) AI adopters (users of third-party AI). With respect to the AI adopters bucket, the Adviser only invests in companies when it believes the use of AI can have a material beneficial impact on AI adopters’ competitive moat (i.e., to establish or further develop long-term competitive advantages), revenue growth rate, margin structure (e.g., by reducing costs), earnings or cash flow generation, or capital allocation policies (i.e., freeing up cash to return to shareholders).

Furthermore, the Adviser uses a highly focused approach, which seeks to achieve superior long-term returns over a full market cycle by owning shares of companies that the Adviser believes to have strong, disruptive and enduring business models and inherent advantages over their competitors.

Target companies are generally chosen from US- and non-US-listed equity securities, including common and preferred stock; equity securities of foreign companies listed on established exchanges, including NASDAQ; depository receipts; and private investments in public equity (“PIPEs”).

The Fund typically invests in companies that span across sectors, including but not limited to the information technology, consumer discretionary, industrial, healthcare and communications sectors. The Fund typically invests in companies with market capitalizations of at least $300 million at the time of acquisition. The Fund typically invests in a portfolio of 25 to 60 companies. In considering potential investments, the Adviser will generally use a proprietary framework which includes fundamental analysis (such as company financial modeling and valuation analysis), combined with quantitative and thematic data, such as those that account for companies’ potential to grow or otherwise materially benefit partly as a result of their development or use of artificial intelligence. The Fund will take an active management approach in responding to continued developments in AI and the tools powering AI products. The key criteria, as discussed herein, by which the Adviser assesses companies for investment by the Fund will be applied to all investments by the Fund except for temporary investments or investments in cash equivalents.

The Adviser evaluates financially material environmental, social, governance, and other risk factors to assess a company’s value and its exposure to potential risks and opportunities. This analysis may be incorporated into various aspects of the investment process; however, this does not imply that these factors are the sole or primary determinants of investment decisions.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received), however it is a priority of the Adviser and the Fund to vote all proxies, so securities lending revenue may be foregone as a result. The Fund is a “non-diversified” fund, and, as such, may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”

Principal Investment Risks:

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return and ability to meet its investment objective.

ETF Structure Risks. The Fund is structured as an ETF and is subject to special risks, including:

Not Individually Redeemable. Shares are not individually redeemable by retail investors and may be redeemed from the Fund only by Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in shares on the NASDAQ may be halted due to market conditions or for reasons that, in the view of the NASDAQ, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the NASDAQ. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Market Price Variance Risk. The market price of the Fund’s shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount to NAV.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Additionally, in stressed market conditions, the market for the ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for a Fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF Class shares and their underlying value as well as an increase in the ETF Class shares’ bid-ask spread.

Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the NASDAQ. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Market Risk. The Fund could lose money over short periods due to short term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Artificial Intelligence Related Companies Risk. The Fund’s investments in companies involved in, or exposed to, artificial intelligence-related businesses may be negatively impacted because of, among other things, limited product lines, markets, financial resources and/or personnel these companies may have, intense competition and potentially rapid product obsolescence these companies may face, loss or impairment of intellectual property rights, and the inability to successfully develop products or services even after spending significant amount of resources.

Growth Investing Risk. The Fund’s investments in growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. The growth investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price. Growth-oriented funds typically underperform when value investing is in favor.

Active Ownership Risk. Active ownership can take any of several forms, including proxy battles, publicity campaigns, and negotiations with management. In the event that an affiliate of the Fund or its investment adviser is engaged in an activist campaign with respect to a portfolio company, the Fund may be foreclosed from taking certain actions with respect to that company as a result of prohibitions on engaging in joint transactions with affiliates under Section 17(d) of the 1940 Act or as a result of other regulatory or fiduciary concerns. In addition, while the Fund intends to seek select opportunities to actively engage with one or more portfolio companies, it may only be able to do so in limited circumstances where no other affiliated fund has elected to do so with respect to the same portfolio companies. The Fund intends to be focused and directed in the selection of opportunities to actively engage with its portfolio companies. However, the foregoing restrictions and priorities may limit the Fund’s ability to engage with some of those select opportunities.

Non-Diversification Risk. Non-diversification risk is the risk that the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund because of a higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on the Adviser’s investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Sector Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus on a particular sector.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Communications Services Sector Risk. The Fund is generally expected to invest in companies in the communications services sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Communications services companies are subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new adverse regulatory requirements may adversely affect the business of such companies.

Companies in the communications services sector can also be significantly affected by intense competition, product compatibility, consumer preferences, rapid product obsolescence, and research and development of new products.

Healthcare Sector Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments.

Industrials Sector Risk. The Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the industrials sector and the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying sectors. Companies in the industrials sector may be affected by the overall economic conditions as well as by factors particular to the industrial sector, including changes in the supply of and demand for products and services, changes in consumer sentiment and spending, product obsolescence, changes in commodity prices, depletion of resources, claims for environmental damages or product liability, import controls, and competition.

Technology Sector Risk. Companies in the technology sector can be significantly affected by rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition of the services of qualified personnel.

Real Estate Sector Risk. The real estate sector includes companies involved in commercial, residential and industrial real estate and includes shares of real estate investment trusts (“REITs”) and other real estate related securities. Property values or revenues from real estate investments may fall due to many different factors, including: disruptions to real estate sales markets, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, lower real estate demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company’s securities may also drop because of dividend reductions, lowered credit ratings, poor company management, or other factors that affect companies in general.

American Depositary Receipt (“ADR”) Risk. ADRs are receipts issued by US banks evidencing ownership in securities of foreign issuers. Securities of foreign issuers, and consequently ADRs, may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons.

Foreign Securities Risk. The Fund may have exposure to foreign markets as a result of its investments in foreign securities and securities denominated in foreign currencies. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that there may not be protection against failure by other parties to complete transactions, and that it will be difficult to obtain or enforce legal judgments in certain countries. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. Such risks may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for shares and cause the Fund to decline in value.

PIPEs Risk. PIPEs are securities purchased in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities. Shares issued in PIPEs are not registered with the SEC and may not be sold unless registered with the SEC or pursuant to an exemption from registration. Generally, an issuer of shares in a PIPE may agree to register the shares after a certain period from the date of the private sale. This restricted period can last many months. Until the public registration process is completed, the resale of the PIPE shares is restricted. Generally, such restrictions cause the PIPE shares to be illiquid during this time. If the issuer does not agree to register the PIPE shares, the shares will remain restricted, not be freely tradable and may only be sold pursuant to an exemption from registration. Even if the PIPE shares are registered for resale, there is no assurance that the registration will be in effect at the time the Fund elects to sell the shares.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Price Volatility Risk. The value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

Securities Selection Risk. The securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.

Performance: The TCW Artificial Intelligence Equity Fund, a series of TCW Funds, Inc. (the “Predecessor Artificial Intelligence Mutual Fund”) was reorganized into the Fund on May 6, 2024. As a result of the reorganization, the Fund assumed the financial and performance history of the Predecessor Artificial Intelligence Mutual Fund. The Fund commenced operations May 6, 2024. The following bar chart and table provide some indication of the risks of investing in the Fund (and the Predecessor Artificial Intelligence Mutual Fund for periods prior to the reorganization) by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns for 1 year, 5 years, and since inception compared with those of a broad measure of market performance. Had the Predecessor Artificial Intelligence Mutual Fund been structured as an ETF, its performance may have differed. The Fund’s (and the Predecessor Artificial Intelligence Mutual Fund’s) past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting https://tcw.com or by calling (866) 364-1383.

AVERAGE ANNUAL TOTAL RETURNS*

(For the period ended December 31, 2025)

*	For the period shown in the bar chart above:

Best Quarter	(June 30, 2020)	34.85%
Worst Quarter	(June 30, 2022)	(25.32)%

	1 Year	5 Year	Life of Fund (8/31/2017)
Return Before Taxes	28.45%	12.49%	17.82%
Return After Taxes on Distributions	28.45%	12.25%	17.67%
Return After Taxes on Distributions and Sale of Fund Shares	16.84%	9.92%	15.04%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)(1)	17.88%	14.42%	14.88%

(1)	The S&P 500® Index measures the performance of the 500 largest companies listed on stock exchanges in the U.S.

The Fund’s fiscal year end is October 31. The Fund’s most recent quarterly return (since the end of the last fiscal year) through January 31, 2026 was 0.23%.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting https://tcw.com or by calling (866) 364-1383.

Investment Adviser: TCW Investment Management Company LLC is the investment adviser to the Fund.

Portfolio Managers: Bo Fifer and Evan Feagans are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Fifer and Mr. Feagans have each been portfolio managers of the Fund since its inception. Both Mr. Fifer and Mr. Feagans are Managing Directors at the Adviser. Mr. Fifer and Mr. Feagans were portfolio managers of the Predecessor Artificial Intelligence Mutual Fund since January 2023.

Purchase and Sale of Fund Shares: The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund will issue and redeem shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay certain intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.